UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2011

Annual

Repor t

Legg Mason

Western Asset

High Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset High Income Fund

Fund objective

The Fund seeks high current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset High Income Fund for the twelve-month reporting period ended July 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 26, 2011

Legg Mason Western Asset High Income Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended July 31, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. As the reporting period progressed, weakening economic data and concerns related to the raising of the U.S. debt ceiling triggered a flight to quality as investor risk aversion increased. However, overall, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.0%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. However, as of the end of the reporting period, nearly fourteen million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to falter during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. After rising a modest 0.6% in June, sales then fell 3.5% in July. At the end of July, the inventory of unsold homes was a 9.4 month supply at the current sales level, versus a 9.2 month supply in June. Existing-home prices were also weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $174,000 in July 2011, down 4.4% from July 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-four consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong

IV	Legg Mason Western Asset High Income Fund

Investment commentary (cont’d)

during the next three months and was 60.4 in April. However, May’s reading of 53.5 was the lowest reading over the preceding twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, before falling to 50.9 in July — the worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in July.

Financial market overview

While stocks and lower-quality bonds generated positive results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, in most cases these setbacks were only temporary and risk aversion was generally replaced with solid demand for riskier assets. One key exception was in July 2011, with concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling and fears of a U.S. sovereign debt downgrade gripping the markets. Market volatility and risk aversion further escalated in August, after the reporting period ended, following Standard & Poor’s decision to downgrade U.S. Treasuries from AAA to AA+.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies, and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

At its meeting on August 9th, after the end of the reporting period, the Fed acknowledged that the economy was weakening and said, “Information received since the Federal Open Market Committee met in June indicates that economic growth so far this year has been considerably slower than the Committee had expected. . . . The Committee currently anticipates that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.“

Fixed-income market review

The spread sectors (non-Treasuries) generated mixed results at the beginning of the reporting period due to fears that the economy might slip back into a recession. However, given expectations for additional quantitative easing, most spread sectors rallied in September and October, before weakening again in the middle of November as the European sovereign debt crisis took center stage. Most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk aversion then increased in June and July given a host of disappointing economic data, a further escalation of the European

Legg Mason Western Asset High Income Fund	V

sovereign debt crisis and concerns of a rating downgrade on U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended July 31, 2011. When the period began, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively. Yields largely declined during much of the next three months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields again declined during much of the remainder of the period due to disappointing economic data and several flights to quality. When the period ended on July 31, 2011, two-year Treasury yields were 0.36% and ten-year Treasury yields were 2.82%. For the twelve months ended July 31, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 4.44%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month except for November 2010 and June 2011, when risk aversion rose sharply. The high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 12.89% for the twelve months ended July 31, 2011.

Despite periods of volatility, the emerging market debt asset class generated a strong return for the twelve-month reporting period. In general, emerging market debt was supported by higher commodity prices, robust growth in developing countries and solid demand. This more than offset periods of weakness triggered by concerns regarding interest rate hikes in China, geopolitical unrest and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 9.41% over the twelve months ended July 31, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 26, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Legg Mason Western Asset High Income Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset High Income Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield corporate bonds, debentures and notes and related instruments. The Fund may invest up to 40% of its assets in fixed-income securities issued by foreign companies, including those in emerging market countries and may invest in fixed-income securities denominated either in U.S. dollars or foreign currencies. The Fund’s investments may be of any maturity or durationi.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. While the fixed-income market experienced periods of volatility during the twelve months ended July 31, 2011, investors who assumed greater risk were rewarded, as the spread sectors (non-Treasuries) generally outperformed U.S. Treasuries. Even though growth moderated as the reporting period progressed, the economy continued to expand and corporate profits were often better-than-expected. Also supporting the spread sectors was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These flights to quality were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in most cases, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets. One notable exception was toward the end of the period, as concerns regarding the raising of the U.S. debt ceiling and fears of a downgrade of U.S. sovereign debt caused investors to gravitate to the relative safety of U.S. Treasury securities. This continued into August 2011 (after the reporting period ended).

The yields on two- and ten-year Treasuries began the fiscal year at 0.55% and 2.94%, respectively. Treasury yields fluctuated during the twelve-month reporting period given the aforementioned flights to quality, as well as uncertainties regarding Federal Reserve Board (“Fed”)ii monetary policy. During the fiscal year, two-year Treasury yields moved as high as 0.87% and as low as 0.33%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.41%. On July 31, 2011, yields on two- and ten-year Treasuries were 0.36% and 2.82%, respectively. All told, the Barclays Capital U.S. Aggregate Indexiii returned 4.44% for the twelve months ended July 31, 2011.

The high-yield market, as measured by the Barclays Capital U.S. High Yield — 2%

2	Legg Mason Western Asset High Income Fund 2011 Annual Report

Fund overview (cont’d)

Issuer Cap Indexiv (the “Index”) returned 12.89% for the twelve months ended July 31, 2011. High-yield prices generally rose over the reporting period, as the Index posted positive returns during ten of the twelve months covered by this report. The only setbacks occurred in November 2010 and June 2011 when investor risk aversion increased. During the reporting period as a whole, riskier high-yield securities produced the best results. As measured by the Index, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities over the fiscal year, returning 14.63% and 12.13%, respectively.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. While the Fund maintained its lower-quality bias, we pared our exposure to certain CCC and below-rated securities to capture profits during the fiscal year. We maintained our underweight to higher-quality bonds, but we increased our allocation, targeting issuers that our research team felt had potential to be upgraded to investment grade.

From a sector perspective, we further increased the Fund’s overweight position versus the Index in Transportation1. In particular, we emphasized shipping and railway companies given our expectations for continued economic growth and increased demand for their services. The Fund’s exposure in the Financials sector was reduced to capture profits given the sector’s strong results. We rotated our positions in two of the Index’s more defensive sectors. This entailed increasing the Fund’s allocation to Utilities and decreasing our exposure to Consumer Noncyclicals2, as we felt the former offered better value. Finally, the Fund’s cash position was pared in order to take advantage of what we felt were attractive opportunities in the marketplace.

The Fund employed U.S. Treasury futures during the reporting period to manage its yield curvev positioning and duration. This strategy modestly detracted from performance over the period. Swaptions were used to manage our credit exposure and modestly contributed to results. The Fund also utilized foreign exchange contracts to hedge its currency exposure. These foreign exchange contacts had a negligible effect on performance.

Performance review

For the twelve months ended July 31, 2011, Class A shares of Legg Mason Western Asset High Income Fund, excluding sales charges, returned 13.95%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 12.89% for the same period. The Lipper High Current Yield Funds Category Average3 returned 12.09% over the same time frame.

[1]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

[2]	Consumer Noncyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 484 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset High Income Fund 2011 Annual Report	3

Performance Snapshot as of July 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset High Income Fund:
Class A	3.64%	13.95%
Class B1	3.49%	13.37%
Class C	3.36%	13.30%
Class I	3.89%	14.16%
Barclays Capital U.S. High Yield — 2% Issuer Cap Index	3.90%	12.89%
Lipper High Current Yield Funds Category Average[2]	3.07%	12.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended July 31, 2011 for Class A, Class B, Class C and Class I shares were 6.66%, 6.37%, 6.48% and 7.34%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2010, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.02%, 1.54%, 1.47% and 0.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.90% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. Issue selection and the portfolio’s quality biases were the largest contributors to the Fund’s relative performance during the reporting period. In addition to having overweight positions in a number of strong-performing securities, the Fund was successful at avoiding some of the weakest performers. During the reporting period, the Fund had underweights to seventeen of

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 508 funds for the six-month period and among the 484 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset High Income Fund 2011 Annual Report

Fund overview (cont’d)

the twenty worst-performing securities in the Index. The largest individual contributors to performance included overweights in Charter Communications, American International Group, Inc.’s (AIG) aircraft-leasing arm International Lease Finance Corp., Energy Future Holdings Corp. and Sprint Nextel Corp.

Charter Communications, an operator of cable television systems in the U.S., offers a full range of traditional and digital cable television services. The company posted solid fundamental results and free cash flow improved over the period. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in its small and medium enterprise and retail data businesses. Additionally, we felt the company was well positioned to benefit from any improvements in household re-formation in the U.S., which did start to show some signs of improvement at the end of the reporting period. As we anticipated, AIG’s International Lease Finance freed up collateral by repaying a government loan during the period, and the company accessed the capital markets in order to extend its maturity profile. This balance sheet management, combined with stable fundamental results, caused the issuer’s bonds to rally significantly during the period. Energy Future Holdings benefited primarily from strong balance sheet management, as well as general economic improvement. The company was able to extend the maturity of more than $15 billion of its debt, originally due from 2014 to 2017. The market responded very favorably to the company’s ability to secure extended financing through 2017. Sprint Nextel posted improved fundamental results and continued to generate significant free cash flow, which caused its BB-rated unsecured bonds to perform well during the period.

From a credit quality perspective, the portfolio’s overweight to CCC and below-rated securities benefited from overall strong demand as investors looked to receive the historically high incremental yield given the low interest rate environment. While we pared the Fund’s CCC exposure as the reporting period progressed, we captured the majority of the sector’s strong results, as most of its gains occurred during the first half of the fiscal year. Also enhancing the Fund’s results was its underweight to BB-rated securities, which underperformed the overall Index during the fiscal year.

Finally, sector positioning in a number of areas was positive for results. Leading the way was our underweight to the Wireline1 sector, which lagged the benchmark given declining market share to its wireless counterpart. An overweight to Energy was also beneficial. The sector outperformed the benchmark over the period given the continued economic expansion and higher oil prices.

Q. What were the leading detractors from performance?

A. Although overall security selection was additive to performance, the largest detractors from the Fund’s relative performance were several individual holdings. In particular, overweight positions in Turbo Beta Ltd. and CMA CGM were among the worst-performing securities in the portfolio.

Turbo Beta, also known as KCA Deutag, is a global onshore and offshore oil drilling company that operates in nearly 100 countries. The company’s bonds performed poorly as investors were concerned about the amount of debt on its balance sheet incurred in a 2008 leveraged buyout. The new private equity owners proved overly optimistic and have been unsuccessful at growing the business into their new capital

[1]	Wireline is included in the Telecommunication Services sector.

Legg Mason Western Asset High Income Fund 2011 Annual Report	5

structure. As a result, bondholders entered into discussions with management in an attempt to restructure the outstanding debt. We believe the recent disruptions in global oil supply, and subsequent increase in price, will be beneficial for Turbo Beta’s business and will aid unsecured lenders in the negotiation process regarding the structuring of its debt.

CMA CGM, based in France, is the world’s third largest container shipping company. Its bonds performed poorly due to a variety of factors, including signs that global economic growth was decelerating, higher oil prices and fears related to the escalating European sovereign debt crisis. In addition, there was an overhang regarding allegations that the company engaged in illegal shipping practices from various foreign ports to Sudan.

While positioning in several sectors enhanced results, overall sector allocation was a negative for results. Underweights to the two best-performing sectors, Information Technology (“IT”) and Financials, detracted from the Fund’s relative returns during the reporting period. The IT sector was supported by ongoing economic growth and improving demand. Financials generated strong results as capital reserves increased and a number of large financial institutions improved their balance sheets. Our overweight to Transporation, the poorest-performing sector in the Index, was also a detractor. The sector was hurt by rising oil prices which tempered margins for the issuers held by the Fund.

Thank you for your investment in Legg Mason Western Asset High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 16, 2011

RISKS: The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 29 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2011 were: Consumer Discretionary (21.4%), Industrials

(16.6%), Energy (15.2%), Financials (10.1%) and

6	Legg Mason Western Asset High Income Fund 2011 Annual Report

Fund overview (cont’d)

Materials (8.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason Western Asset High Income Fund 2011 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2011 and July 31, 2010 and does not include derivatives, such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason Western Asset High Income Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2011 and held for the six months ended July 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.64%	$1,000.00	$1,036.40	1.01%	$5.10	Class A	5.00%	$1,000.00	$1,019.79	1.01%	$5.06
Class B	3.49	1,000.00	1,034.90	1.56	7.87	Class B	5.00	1,000.00	1,017.06	1.56	7.80
Class C	3.36	1,000.00	1,033.60	1.45	7.31	Class C	5.00	1,000.00	1,017.60	1.45	7.25
Class I	3.89	1,000.00	1,038.90	0.72	3.64	Class I	5.00	1,000.00	1,021.22	0.72	3.61

[1]	For the six months ended July 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Western Asset High Income Fund 2011 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 7/31/11	13.95%	13.37%	13.30%	14.16%
Five Years Ended 7/31/11	8.19	7.88	7.69	8.41
Ten Years Ended 7/31/11	7.56	7.14	7.09	7.85

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 7/31/11	9.11%	8.87%	12.30%	14.16%
Five Years Ended 7/31/11	7.27	7.74	7.69	8.41
Ten Years Ended 7/31/11	7.10	7.14	7.09	7.85

Cumulative total returns
Without sales charges[1]
Class A (7/31/01 through 7/31/11)	107.30%
Class B (7/31/01 through 7/31/11)	99.33
Class C (7/31/01 through 7/31/11)	98.29
Class I (7/31/01 through 7/31/11)	112.98

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	Legg Mason Western Asset High Income Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Western Asset High Income Fund vs. Barclays Capital U.S. High Yield – 2% Issuer Cap Index† — July 2001 - July 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Western Asset High Income Fund vs. Barclays Capital U.S. High Yield – 2% Issuer Cap Index† — July 2001 - July 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset High Income Fund on July 31, 2001, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Western Asset High Income Fund 2011 Annual Report	11

Spread duration (unaudited)

Economic exposure — July 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA High Income	— Legg Mason Western Asset High Income Fund
Non-$	— Non U.S. Dollar

12	Legg Mason Western Asset High Income Fund 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — July 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA High Income	— Legg Mason Western Asset High Income Fund
Non-$	— Non U.S. Dollar

Legg Mason Western Asset High Income Fund 2011 Annual Report	13

Schedule of investments

July 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 86.6%
Consumer Discretionary — 18.1%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	$463,256	(a)
Automobiles — 1.1%
Escrow GCB General Motors	7.200%	1/15/49	2,105,000		55,256	(b)
Escrow GCB General Motors	8.375%	7/15/33	4,520,000		118,650	(b)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	3,080,000		3,870,159
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	860,000		1,023,557
Total Automobiles					5,067,622
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,110,000		1,082,250
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,701,700
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000		466,900
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	429,000		431,145
Total Diversified Consumer Services					3,681,995
Hotels, Restaurants & Leisure — 6.7%
Ameristar Casinos Inc., Senior Notes	7.500%	4/15/21	500,000		522,500	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	580,000		545,200
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,634,000		2,594,490
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	760,000		771,400
CCM Merger Inc., Notes	8.000%	8/1/13	360,000		360,000	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,741,712		1,881,049	(a)(c)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,180,000		1,177,050	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,330,000		2,260,100	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	680,000		697,000	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,070,000		1,091,400	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,570,000		1,562,150	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,300,000		1,303,250	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,220,000		1,338,950
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	170,000		186,575	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	1,750,000		1,693,125
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000		212,288

See Notes to Financial Statements.

14	Legg Mason Western Asset High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	445,000	$515,087
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	430,000	438,600	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,480,000	2,818,800
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,960,000	2,160,900	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	2,480,000	2,876,800
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	350,000	362,250
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	250,000	268,750
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,390,000	1,456,025	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	1,130,000	1,056,550	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	180,000	179,550	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	940,000	94	(b)(e)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	3,305,000	331	(b)(e)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	150,000	15	(b)(e)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	1,213,000	1,267,585	(a)
Total Hotels, Restaurants & Leisure				31,597,864
Household Durables — 0.3%
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	300,000	124,500	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	1,420,000	1,423,550
Total Household Durables				1,548,050
Internet & Catalog Retail — 0.6%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,020,000	1,157,700
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,345,000	1,489,588	(a)
Total Internet & Catalog Retail				2,647,288
Media — 5.9%
Affinity Group LLC, Senior Secured Notes	11.500%	12/1/16	1,390,000	1,449,075	(a)
AMC Networks Inc., Senior Notes	7.750%	7/15/21	750,000	791,250	(a)
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	590,000	649,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,600,000	2,808,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,100,000	2,315,250
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	3,320,000	2,855,200	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,910,000	1,613,950	(a)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	15

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	45,000	$49,838	(a)
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	55,000	59,675
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	290,000	333,500
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	117,563
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,430,000	1,578,362
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	235,000	252,038
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	450,000	465,750	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,350,000	1,344,937	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	4,070,000	4,334,550	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,650,000	1,641,750	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	140,000	139,650	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,730,000	1,792,712	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	690,000	767,625	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	2,450,000	2,468,375	(a)
Total Media				27,828,050
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,415,000	2,282,175
Specialty Retail — 1.2%
American Greetings Corp., Senior Notes	7.375%	6/1/16	600,000	597,000
American Greetings Corp., Senior Notes	7.375%	6/1/16	310,000	308,450
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	1,922,285	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,160,000	2,095,200
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	850,000	879,750	(a)
Total Specialty Retail				5,802,685
Textiles, Apparel & Luxury Goods — 0.9%
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	1,220,000	1,229,150	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	680,000	688,500	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,835,000	2,085,019
Total Textiles, Apparel & Luxury Goods				4,002,669
Total Consumer Discretionary				84,921,654
Consumer Staples — 1.9%
Food Products — 1.4%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	1,780,000	1,840,075	(a)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	780,000	790,725	(a)

See Notes to Financial Statements.

16	Legg Mason Western Asset High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	580,000	$587,975	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,210,000	3,394,575	(a)
Total Food Products				6,613,350
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	400,000	419,000	(a)
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,190,000	2,113,350
Total Consumer Staples				9,145,700
Energy — 14.6%
Energy Equipment & Services — 3.0%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,780,000	1,877,900
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,365,000	2,483,250	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,260,000	1,304,100
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,050,000	1,073,625	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,550,000	1,658,500
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	1,180,000	1,224,250
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	960,000	974,400
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,190,000	3,548,875
Total Energy Equipment & Services				14,144,900
Oil, Gas & Consumable Fuels — 11.6%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	720,000	802,800
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,270,000	1,336,675	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,195,000	1,371,262
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	240,000	246,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,010,000	1,040,300	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	2,190,000	2,376,150
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	670,000	700,988
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	850,000	935,000
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,393,200
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,920,000	2,145,600
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	2,917,504	2,800,804	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	470,000	513,475
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,415,250
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,450,000	1,558,750
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,300,000	1,415,197	(d)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	17

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	665,000	$701,651	(d)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,730,000	2,723,175
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	1,045,000	1,149,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,160,000	1,212,200
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,730,000	1,805,687	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,520,000	1,482,000	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	570,000	634,125	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,930,000	2,754,200
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,400,000	1,592,500
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,250,000	1,221,875	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	630,000	589,050	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,290,000	1,464,150
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,190,000	1,329,825
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	474,600	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,285,000	3,810,600
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	50,000	55,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,110,000	1,182,150
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000	365,750
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	500,000	525,625	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,680,000	2,814,000
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,540,000	2,011,091
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,486,000	1,723,760	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	940,000	972,900
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,380,000	1,404,150	(a)
Total Oil, Gas & Consumable Fuels				54,052,115
Total Energy				68,197,015
Financials — 7.1%
Commercial Banks — 2.0%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	940,000	826,323
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	550,000	565,125	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	102,375	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	510,000	511,913

See Notes to Financial Statements.

18	Legg Mason Western Asset High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,970,000		$1,977,387
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000		910,800	(a)(d)(f)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,750,000		1,785,000
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,020,000		1,051,875
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	810,000		702,675	(d)(f)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000		782,930	(d)(f)
Total Commercial Banks					9,216,403
Consumer Finance — 0.7%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		318,275
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,420,000		1,496,325
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,174,881
SLM Corp., Medium-Term Notes	8.000%	3/25/20	160,000		175,581
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	225,000		251,896
Total Consumer Finance					3,416,958
Diversified Financial Services — 3.8%
Bankrate Inc.	11.750%	7/15/15	840,000		972,300	(g)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,134,000		1,312,605	(a)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	840,000		971,555
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,150,000		1,223,888
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	280,000		291,900
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,650,000		1,689,187
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	2,950,000		3,263,437
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,320,000		1,478,400
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,880,000		3,240,000
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	470,000		524,050
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,430,000		1,471,113
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	1,180,000		1,168,200
Total Diversified Financial Services					17,606,635
Insurance — 0.4%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	540,000		570,967	(a)(d)(f)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	9/30/11	420,000		394,750	(d)(f)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	610,000		672,027	(a)
Total Insurance					1,637,744

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	19

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Thrifts & Mortgage Finance — 0.2%
General Motors Financial Co., Senior Notes	6.750%	6/1/18	1,140,000	$1,168,500	(a)
Total Financials				33,046,240
Health Care — 5.1%
Health Care Equipment & Supplies — 0.1%
Biomet Inc., Senior Notes	10.000%	10/15/17	300,000	328,500
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	84,000	91,980	(c)
Total Health Care Equipment & Supplies				420,480
Health Care Providers & Services — 4.8%
American Renal Holdings, Senior Notes	9.750%	3/1/16	1,450,000	1,472,094	(a)(c)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,210,000	1,258,400
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,620,000	4,770,150
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	860,000	890,100	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	530,000	569,750
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,450,000	1,653,000	(a)
HCA Inc., Notes	7.690%	6/15/25	573,000	547,215
HCA Inc., Senior Secured Notes	7.875%	2/15/20	4,180,000	4,545,750
INC Research LLC, Senior Notes	11.500%	7/15/19	650,000	653,250	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,300,000	1,274,000	(a)
Symbion Inc., Senior Secured Notes	8.000%	6/15/16	220,000	215,050	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	830,000	693,050
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,428,000	1,631,490
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	715,000	741,812	(c)
US Oncology Inc.	0.000%	8/15/17	1,045,000	23,513
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,535,000	1,581,050
Total Health Care Providers & Services				22,519,674
Pharmaceuticals — 0.2%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	690,000	729,675	(a)
Total Health Care				23,669,829
Industrials — 15.0%
Aerospace & Defense — 2.5%
Ducommun Inc., Senior Notes	9.750%	7/15/18	840,000	867,300	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,867,000	2,007,025
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	90,000	95,569	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,050,000	1,126,125
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,030,000	1,104,675	(a)
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	790,000	817,650	(a)

See Notes to Financial Statements.

20	Legg Mason Western Asset High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	790,000	$819,625	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,500,000	1,653,750
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,825,000	3,033,343	(a)
Total Aerospace & Defense				11,525,062
Airlines — 1.5%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	790,000	746,550	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	133,801
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	84,971	88,370
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,771,925	1,776,355
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	110,000	112,063	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,055,000	1,091,925	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	750,000	712,500
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	191,279	195,353
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	252,658	255,513
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	445,278	471,995
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	602,000	643,387	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	855,000	906,300	(a)
Total Airlines				7,134,112
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, Step Bond	0.000%	6/30/15	1,055,600	641,277	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	420,000	434,700	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,820,000	1,849,575	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	910,000	910,000	(a)
Total Building Products				3,835,552
Commercial Services & Supplies — 1.5%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	410,000	459,712
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,735,000	2,858,075	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,530,000	1,556,775
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,610,000	1,730,750
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	400,000	415,000
Total Commercial Services & Supplies				7,020,312
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,420,000	1,434,200	(a)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	21

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,660,000	$1,622,650	(a)
Industrial Conglomerates — 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,490,000	1,646,450
Machinery — 0.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,900,000	1,928,500	(a)
Marine — 0.7%
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	180,000	175,050	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,570,000	2,499,325
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	750,000	699,375	(a)
Total Marine				3,373,750
Road & Rail — 4.1%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,600,000	2,808,000	(a)(c)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	1,870,000	1,972,850	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,240,000	2,374,400	(a)(g)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	875,000	1,052,188
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	3,850,000	4,283,895
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	330,000	356,400
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,210,000	2,312,212
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	3,617,000	3,996,785
Total Road & Rail				19,156,730
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Notes	9.000%	8/15/16	935,000	977,075	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,795,000	1,862,313
Total Trading Companies & Distributors				2,839,388
Transportation — 1.7%
CMA CGM, Senior Notes	8.500%	4/15/17	2,750,000	2,062,500	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,610,000	2,414,250	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,390,000	3,474,750	(a)
Total Transportation				7,951,500
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	550,000	558,250	(a)
Total Industrials				70,026,456

See Notes to Financial Statements.

22	Legg Mason Western Asset High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 2.3%
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,890,000		$3,258,475	(a)
IT Services — 1.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,480,350		1,532,162	(c)
First Data Corp., Senior Notes	10.550%	9/24/15	9,279		9,367	(c)
First Data Corp., Senior Notes	11.250%	3/31/16	2,350,000		2,326,500
First Data Corp., Senior Secured Notes	7.375%	6/15/19	1,100,000		1,113,750	(a)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	290,000		303,775	(a)
Total IT Services					5,285,554
Semiconductors & Semiconductor Equipment — 0.5%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	550,000		584,375
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	410,000		435,625	(c)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	134,000		151,755	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	950,000		1,040,250	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	50,000		53,875
Total Semiconductors & Semiconductor Equipment					2,265,880
Total Information Technology					10,809,909
Materials — 8.6%
Chemicals — 2.1%
CF Industries Inc., Senior Notes	6.875%	5/1/18	210,000		240,188
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	660,000		719,400	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	790,000		839,375	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,438,113	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	1,461,000		1,658,235	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,287,976		1,465,073
Solutia Inc., Senior Notes	8.750%	11/1/17	980,000		1,092,700
Solutia Inc., Senior Notes	7.875%	3/15/20	1,300,000		1,423,500
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	830,000		884,987	(a)
Total Chemicals					9,761,571
Containers & Packaging — 2.2%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	450,000		463,500	(a)(c)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,800,000		1,908,000	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	865,373	(a)
Berry Plastics Holding Corp.	10.250%	3/1/16	880,000		873,400
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,430,000		1,472,900	(a)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	23

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	870,000	$870,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	410,000	414,612	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	160,000	148,400	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	680,000	691,050	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,170,000	2,289,350	(a)(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	250,000	263,750	(a)(b)
Total Containers & Packaging				10,260,335
Metals & Mining — 2.6%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	140,000	148,750	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	770,000	786,363	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	840,000	874,650	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,480,000	3,549,600	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	700,000	708,750	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,050,000	2,290,875
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,870,000	1,564,150
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	810,000	807,975	(a)(g)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,450,000	1,444,562	(a)
Total Metals & Mining				12,175,675
Paper & Forest Products — 1.7%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,448,000	3,564,370
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,505,000	1,362,025
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000	613,800	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	895,000	955,412
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	285,000	265,763	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	1,590,000	1,486,650
Total Paper & Forest Products				8,248,020
Total Materials				40,445,601
Telecommunication Services — 7.6%
Diversified Telecommunication Services — 4.4%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	345,000	285,919
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,570,000	1,656,350	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,840,000	1,961,900	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	1,970,000	1,999,550	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	407,611	411,687	(a)

See Notes to Financial Statements.

24	Legg Mason Western Asset High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	1,020,000	$1,050,600	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,700,000	1,831,750
West Corp., Senior Notes	8.625%	10/1/18	1,490,000	1,553,325	(a)
West Corp., Senior Notes	7.875%	1/15/19	2,000,000	2,005,000	(a)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	1,460,000	1,556,725
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	740,000	824,175	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,330,000	1,330,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,508,938	1,677,699	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,400,000	2,451,000
Total Diversified Telecommunication Services				20,595,680
Wireless Telecommunication Services — 3.2%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	1,485,000	1,561,106	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,150,000	1,229,063
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,540,000	7,112,250
Sprint Nextel Corp., Senior Notes	9.250%	4/15/22	2,250,000	2,418,750
True Move Co., Ltd., Notes	10.750%	12/16/13	2,330,000	2,522,225	(a)
Total Wireless Telecommunication Services				14,843,394
Total Telecommunication Services				35,439,074
Utilities — 6.3%
Electric Utilities — 1.7%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,361,839	1,395,885
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,630,000	1,548,500	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	627,030	644,274
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,190,000	2,343,300
Sithe Independence Funding, Notes	9.000%	12/30/13	417,518	451,673
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,600,000	1,488,000	(a)
Total Electric Utilities				7,871,632
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	40,000	51,739
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,362,075
Total Gas Utilities				1,413,814
Independent Power Producers & Energy Traders — 4.3%
AES Corp., Senior Notes	9.750%	4/15/16	665,000	764,750
AES Corp., Senior Notes	7.375%	7/1/21	800,000	829,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	230,000	243,800	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	980,000	1,019,200	(a)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	25

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,370,000	$2,491,463	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,230,000	953,250
Edison Mission Energy, Senior Notes	7.625%	5/15/27	285,000	198,075
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	970,000	1,001,539
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,190,000	3,381,859
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,110,000	1,126,650	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,270,000	2,428,900	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,840,000	3,859,200
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,890,131	2,107,496
Total Independent Power Producers & Energy Traders				20,405,182
Total Utilities				29,690,628
Total Corporate Bonds & Notes (Cost — $394,893,469)				405,392,106
Collateralized Senior Loans — 3.1%
Consumer Discretionary — 1.1%
Diversified Consumer Services — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	2,120,000	(h)
Hotels, Restaurants & Leisure — 0.4%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	410,000	413,075	(h)
El Pollo Loco Inc., New Term Loan	10.000%	7/14/17	1,540,000	1,497,650	(h)
Total Hotels, Restaurants & Leisure				1,910,725
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.690%	5/19/15	1,380,000	1,331,700	(h)
Total Consumer Discretionary				5,362,425
Industrials — 0.5%
Aerospace & Defense — 0.3%
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.187-2.246%	3/26/14	1,611,156	1,329,204	(h)
Marine — 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	777,490	777,490	(g)(h)
Total Industrials				2,106,694
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	950,000	921,104	(h)

See Notes to Financial Statements.

26	Legg Mason Western Asset High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,081,299	$3,189,145	(h)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	1,640,000	1,640,000	(g)(h)
Total Telecommunication Services				4,829,145
Utilities — 0.3%
Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.686-4.768%	10/10/17	1,798,436	1,345,455	(h)
Total Collateralized Senior Loans (Cost — $14,429,185)				14,564,823
Convertible Bonds & Notes — 1.4%
Consumer Discretionary — 0.8%
Diversified Consumer Services — 0.8%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,687,000	3,908,220	(a)
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	120,000	117,600	(a)
Industrials — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	2,805,000	2,121,281	(b)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	440,000	378,400
Total Convertible Bonds & Notes (Cost — $5,266,656)				6,525,501

			Shares
Common Stocks — 2.6%
Consumer Discretionary — 1.4%
Automobiles — 0.1%
General Motors Co.			17,066	472,387	*
Media — 1.3%
Charter Communications Inc., Class A Shares			116,282	6,279,228	*
Citadel Broadcasting Corp., Class A Shares			598	20,482	*
Total Media				6,299,710
Total Consumer Discretionary				6,772,097
Energy — 0.6%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			237,733,083	2,395,874	(b)(g)

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	27

Legg Mason Western Asset High Income Fund

Security	Rate	Shares	Value
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares		12,083	$281,292	*
Total Energy			2,677,166
Industrials — 0.5%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership		325	209,625	(b)(g)
Nortek Inc.		3,092	97,382	*
Total Building Products			307,007
Marine — 0.4%
DeepOcean Group Holding AS		104,107	2,004,060	(g)
Total Industrials			2,311,067
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.		26,664	534,347	*
LyondellBasell Industries NV, Class A Shares		2,283	90,087
Total Materials			624,434
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.		1,571	2	*(b)
Total Common Stocks (Cost — $10,895,528)			12,384,766
Convertible Preferred Stocks — 0.7%
Financials — 0.7%
Diversified Financial Services — 0.7%
Bank of America Corp. (Cost — $3,569,019)	7.250%	3,560	3,470,039
Preferred Stocks — 2.4%
Financials — 2.3%
Commercial Banks — 0.3%
Banesto Holdings Ltd.	10.500%	52,775	1,339,165	(a)
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%	162,300	4,158,126	*(d)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%	123,150	3,168,649	(d)
Citigroup Capital XIII	7.875%	79,050	2,139,884	(d)
Total Diversified Financial Services			5,308,533
Total Financials			10,805,824
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	0.000%	4,213	421,300	*(a)(d)(g)
Total Preferred Stocks (Cost — $10,947,120)			11,227,124

See Notes to Financial Statements.

28	Legg Mason Western Asset High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset High Income Fund

Security		Expiration Date	Notional Amount	Value
Purchased Options — 0.1%
Credit default swaption with BNP Paribas, to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	75,050,000	$222,185
Credit default swaption with BNP Paribas, to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	23,440,000	69,394
Total Purchased Options (Cost — $1,021,500)				291,579

			Warrants
Warrants — 0.3%
Buffets Restaurant Holdings		4/28/14	1,989	20	*(b)(g)
Charter Communications Inc.		11/30/14	3,790	45,480	*
General Motors Co.		7/10/16	24,058	453,012	*
General Motors Co.		7/10/19	24,058	326,948	*
Jack Cooper Holdings Corp.		12/15/17	2,140	203,300	*(g)
Jack Cooper Holdings Corp.		5/6/18	945	89,775	*(g)
Nortek Inc.		12/7/14	3,691	29,528	*(b)(g)
SemGroup Corp.		11/30/14	12,719	64,867	*(b)(g)
Total Warrants (Cost — $3,593,490)				1,212,930
Total Investments before Short-Term Investments (Cost — $444,615,967)				455,068,868

Rate		Maturity Date	Face Amount†
Short-Term Investments — 2.3%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $152,921)	0.110-0.120%	1/10/12	153,000	152,897	(i)(j)
Repurchase Agreements — 2.2%
Morgan Stanley tri-party repurchase agreement dated 7/29/11; Proceeds at maturity — $10,419,139; (Fully collateralized by various U.S. government agency obligations, 0.152% to 3.625% due 8/5/11 to 6/11/21; Market value — $10,629,392) (Cost — $10,419,000)	0.160%	8/1/11	10,419,000	10,419,000
Total Short-Term Investments (Cost — $10,571,921)				10,571,897
Total Investments — 99.5% (Cost — $455,187,888#)				465,640,765
Other Assets in Excess of Liabilities — 0.5%				2,442,443
Total Net Assets — 100.0%				$468,083,208

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	29

Legg Mason Western Asset High Income Fund

(b)	Illiquid security (unaudited).

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	The coupon payment on these securities is currently in default as of July 31, 2011.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $456,276,248.

Abbreviation used in this schedule:
EUR	— Euro

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Par	Value
Credit default swaption with BNP Paribas, to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	$99.00	23,440,000	$453,755
Credit default swaption with BNP Paribas, to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	104.00	75,050,000	65,027
Credit default swaption with BNP Paribas, to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	99.00	75,050,000	1,452,829
Credit default swaption with Morgan Stanley & Co. Inc., to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	103.50	23,440,000	30,884
Total Written Options (Premiums received — $3,324,295)				$2,002,495

See Notes to Financial Statements.

30	Legg Mason Western Asset High Income Fund 2011 Annual Report

Statement of assets and liabilities

July 31, 2011

Assets:
Investments, at value (Cost — $455,187,888)	$465,640,765
Foreign currency, at value (Cost — $636,316)	641,245
Cash	975,342
Interest and dividends receivable	10,006,665
Receivable for securities sold	3,403,290
Deposits with brokers for swaption contracts	1,860,000
Receivable for Fund shares sold	1,302,603
Unrealized appreciation on forward foreign currency contracts	44,030
Deposits with brokers for open futures contracts	1,103
Prepaid expenses	45,062
Total Assets	483,920,105

Liabilities:
Payable for securities purchased	9,724,346
Payable for Fund shares repurchased	3,029,724
Written options, at value (premiums received $3,324,295)	2,002,495
Investment management fee payable	238,326
Distributions payable	238,169
Service and/or distribution fees payable	170,243
Unrealized depreciation on forward foreign currency contracts	52,982
Trustees’ fees payable	20,642
Payable to broker — variation margin on open futures contracts	15,899
Accrued expenses	344,071
Total Liabilities	15,836,897
Total Net Assets	$468,083,208

Net Assets:
Par value (Note 7)	$756
Paid-in capital in excess of par value	596,403,863
Undistributed net investment income	798,591
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(140,586,726)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	11,466,724
Total Net Assets	$468,083,208

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	31

Shares Outstanding:
Class A	42,273,208
Class B	3,900,899
Class C	26,783,695
Class I	2,686,928

Net Asset Value:
Class A (and redemption price)	$6.17
Class B*	$6.27
Class C*	$6.20
Class I (and redemption price)	$6.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.44

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

32	Legg Mason Western Asset High Income Fund 2011 Annual Report

Statement of operations

For the Year Ended July 31, 2011

Investment Income:
Interest	$40,670,761
Dividends	843,917
Less: Foreign taxes withheld	(34)
Total Investment Income	41,514,644

Expenses:
Investment management fee (Note 2)	2,920,331
Service and/or distribution fees (Notes 2 and 5)	2,119,654
Transfer agent fees (Note 5)	476,491
Registration fees	67,172
Audit and tax	57,664
Legal fees	47,914
Shareholder reports	42,919
Fund accounting fees	32,609
Custody fees	9,456
Insurance	8,053
Trustees’ fees	7,684
Miscellaneous expenses	3
Total Expenses	5,789,950
Net Investment Income	35,724,694

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	10,757,859
Futures contracts	(822,908)
Foreign currency transactions	(127,159)
Net Realized Gain	9,807,792
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	15,009,886
Futures contracts	53,359
Written options	1,321,800
Foreign currencies	39,811
Change in Net Unrealized Appreciation (Depreciation)	16,424,856
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	26,232,648
Increase in Net Assets from Operations	$61,957,342

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	33

Statements of changes in net assets

For the Years Ended July 31,	2011	2010

Operations:
Net investment income	$35,724,694	$40,850,523
Net realized gain (loss)	9,807,792	(36,116,895)
Change in net unrealized appreciation (depreciation)	16,424,856	95,612,132
Proceeds from settlement of a regulatory matter	—	1,188,504	†
Increase in Net Assets From Operations	61,957,342	101,534,264

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(37,510,685)	(41,862,267)
Decrease in Net Assets From Distributions to Shareholders	(37,510,685)	(41,862,267)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	132,630,929	126,901,075
Reinvestment of distributions	34,096,221	37,905,870
Cost of shares repurchased	(208,676,209)	(146,763,312)
Increase (Decrease) in Net Assets From Fund Share Transactions	(41,949,059)	18,043,633
Increase (Decrease) in Net Assets	(17,502,402)	77,715,630

Net Assets:
Beginning of year	485,585,610	407,869,980
End of year*	$468,083,208	$485,585,610
* Includes undistributed net investment income of:	$798,591	$1,395,097

†	The Fund received $468,885, $556,573, $162,810 and $236 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

34	Legg Mason Western Asset High Income Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$5.86	$5.12	$5.87	$6.56	$6.64

Income (loss) from operations:
Net investment income	0.46	0.52	0.58	0.56	0.52
Net realized and unrealized gain (loss)	0.33	0.75	(0.77)	(0.68)	(0.07)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—
Total income (loss) from operations	0.79	1.28	(0.19)	(0.12)	0.45

Less distributions from:
Net investment income	(0.48)	(0.54)	(0.56)	(0.57)	(0.53)
Total distributions	(0.48)	(0.54)	(0.56)	(0.57)	(0.53)

Net asset value, end of year	$6.17	$5.86	$5.12	$5.87	$6.56
Total return[2]	13.95%	25.84%[3]	(1.10)%	(2.10)%	6.75%

Net assets, end of year (millions)	$261	$273	$209	$230	$310

Ratios to average net assets:
Gross expenses	1.00%	0.99%	1.07%	0.93%	0.94%[4]
Net expenses[5]	1.00	0.99	1.07	0.93	0.94 [4,6]
Net investment income	7.53	9.31	12.69	8.78	7.54

Portfolio turnover rate	90%	99%	51%	51%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.63%. Class A received $468,885 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92%.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	35

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$5.96	$5.14	$5.89	$6.59	$6.67

Income (loss) from operations:
Net investment income	0.44	0.50	0.56	0.52	0.49
Net realized and unrealized gain (loss)	0.34	0.75	(0.77)	(0.69)	(0.06)
Proceeds from settlement of a regulatory matter	—	0.08	—	—	—
Total income (loss) from operations	0.78	1.33	(0.21)	(0.17)	0.43

Less distributions from:
Net investment income	(0.47)	(0.51)	(0.54)	(0.53)	(0.51)
Total distributions	(0.47)	(0.51)	(0.54)	(0.53)	(0.51)

Net asset value, end of year	$6.27	$5.96	$5.14	$5.89	$6.59
Total return[2]	13.37%	26.83%[3]	(1.63)%	(2.77)%	6.25%

Net assets, end of year (millions)	$24	$39	$45	$76	$118

Ratios to average net assets:
Gross expenses	1.55%	1.51%	1.55%	1.50%	1.42%[4]
Net expenses[5]	1.55	1.51	1.55	1.50	1.42 [4,6]
Net investment income	7.00	8.89	12.11	8.20	7.06

Portfolio turnover rate	90%	99%	51%	51%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.14%. Class B received $556,573 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40%.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Legg Mason Western Asset High Income Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$5.89	$5.15	$5.90	$6.59	$6.67

Income (loss) from operations:
Net investment income	0.43	0.50	0.56	0.53	0.49
Net realized and unrealized gain (loss)	0.33	0.74	(0.76)	(0.68)	(0.06)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—
Total income (loss) from operations	0.76	1.25	(0.20)	(0.15)	0.43

Less distributions from:
Net investment income	(0.45)	(0.51)	(0.55)	(0.54)	(0.51)
Total distributions	(0.45)	(0.51)	(0.55)	(0.54)	(0.51)

Net asset value, end of year	$6.20	$5.89	$5.15	$5.90	$6.59
Total return[2]	13.30%	25.19%[3]	(1.48)%	(2.48)%	6.31%

Net assets, end of year (millions)	$166	$162	$147	$189	$255

Ratios to average net assets:
Gross expenses	1.45%	1.44%	1.51%	1.40%	1.39%[4]
Net expenses[5]	1.45	1.44	1.49 [6,7]	1.38 [6,7]	1.36 [4,6,7]
Net investment income	7.08	8.89	12.23	8.33	7.10

Portfolio turnover rate	90%	99%	51%	51%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 24.98%. Class C received $162,810 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.34%, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets for Class C shares did not exceed 1.38%.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2011 Annual Report	37

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$5.88	$5.14	$5.89	$6.59	$6.68

Income (loss) from operations:
Net investment income	0.47	0.53	0.60	0.58	0.54
Net realized and unrealized gain (loss)	0.34	0.76	(0.77)	(0.69)	(0.07)
Total income (loss) from operations	0.81	1.29	(0.17)	(0.11)	0.47

Less distributions from:
Net investment income	(0.49)	(0.55)	(0.58)	(0.59)	(0.56)
Total distributions	(0.49)	(0.55)	(0.58)	(0.59)	(0.56)

Net asset value, end of year	$6.20	$5.88	$5.14	$5.89	$6.59
Total return[2]	14.16%	26.00%	(0.71)%	(1.93)%	6.90%

Net assets, end of year (millions)	$17	$12	$7	$8	$7

Ratios to average net assets:
Gross expenses	0.81%	0.93%	0.74%	0.65%	0.65%[3]
Net expenses[4]	0.81 [5]	0.79 [5,6]	0.74	0.65	0.65 [3,6]
Net investment income	7.72	9.48	13.00	9.12	7.72

Portfolio turnover rate	90%	99%	51%	51%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.62%.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Legg Mason Western Asset High Income Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Legg Mason Western Asset High Income Fund 2011 Annual Report	39

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$401,237,431	$4,154,675	$405,392,106
Collateralized senior loans	—	12,147,333	2,417,490	14,564,823
Convertible bonds & notes	—	6,525,501	—	6,525,501
Common stocks	$7,775,207	—	4,609,559	12,384,766
Convertible preferred stocks	3,470,039	—	—	3,470,039
Preferred stocks	9,466,659	1,339,165	421,300	11,227,124
Purchased options	—	291,579	—	291,579
Warrants	825,440	—	387,490	1,212,930
Total long-term investments	$21,537,345	$421,541,009	$11,990,514	$455,068,868
Short-term investments†	—	10,571,897	—	10,571,897
Total investments	$21,537,345	$432,112,906	$11,990,514	$465,640,765
Other financial instruments:
Futures contracts	$188,726	—	—	$188,726
Forward foreign currency contracts	—	$44,030	—	44,030
Total other financial instruments	$188,726	$44,030	—	$232,756
Total	$21,726,071	$432,156,936	$11,990,514	$465,873,521

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$2,002,495	—	$2,002,495
Futures contracts	$493,483	—	—	493,483
Forward foreign currency contracts	—	52,982	—	52,982
Total	$493,483	$2,055,477	—	$2,548,960

†	See Schedule of Investments for additional detailed categorizations.

40	Legg Mason Western Asset High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Collateralized Senior Loans	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of July 31, 2010	$0	*	—	—	—	$20	$20
Accrued premiums/discounts	1,895		—	—	—	—	1,895
Realized gain (loss)[1]	(1,937,500)		—	—	—	(26)	(1,937,526)
Change in unrealized appreciation (depreciation)[2]	—		—	$75,639	$51,651	241,436	368,726
Net purchases (sales)	3,984,750		$2,417,490	4,533,920	369,649	51,665	11,357,474
Transfers into Level 3	2,105,530		—	—	—	94,395	2,199,925
Transfers out of Level 3	—		—	—	—	—	—
Balance as of July 31, 2011	$4,154,675		$2,417,490	$4,609,559	$421,300	$387,490	$11,990,514
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2011[2]	$168,030		—	$75,639	$51,651	241,410	$536,730

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a

Legg Mason Western Asset High Income Fund 2011 Annual Report	41

covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or in an attempt to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(e) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary Fund transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination

42	Legg Mason Western Asset High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. At July 31, 2011, the Fund had no open swap agreements.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall,

Legg Mason Western Asset High Income Fund 2011 Annual Report	43

market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

44	Legg Mason Western Asset High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason Western Asset High Income Fund 2011 Annual Report	45

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

46	Legg Mason Western Asset High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

As of July 31, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $2,055,477. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,860,000, which could be used to reduce the required payment.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason Western Asset High Income Fund 2011 Annual Report	47

(q) Reclassification. GAAP requires that certain components of net assets be reclassed to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$139,767,629	$(139,767,629)
(b)	$1,189,485	(1,189,485)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if

48	Legg Mason Western Asset High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other share of Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchases by new and existing investors. Individual investors who owned Class B shares on June 30, 2011, may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended July 31, 2011, LMIS and its affiliates received sales charges of approximately $31,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$19,000	$19,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2011, the Fund had accrued $12,171 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$417,135,871	$1,823,232
Sales	453,297,132	1,846,606

Legg Mason Western Asset High Income Fund 2011 Annual Report	49

At July 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$27,406,124
Gross unrealized depreciation	(18,041,607)
Net unrealized appreciation	$9,364,517

During the year ended July 31, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding July 31, 2010	—	—
Options written	196,980,000	$3,324,295
Options closed	—	—
Options expired	—	—
Written options, outstanding July 31, 2011	196,980,000	$3,324,295

At July 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	41	9/11	$5,220,711	$5,409,437	$188,726
Contracts to Sell:
U.S. Treasury 5-year Notes	163	9/11	19,302,103	19,795,586	(493,483)
Net unrealized loss on open futures contracts					$(304,757)

At July 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	771,234	$1,107,803	8/18/11	$(36,928)
Euro	Royal Bank of Scotland PLC	100,000	143,640	8/18/11	285
					(36,643)
Contracts to Sell:
Euro	Citibank N.A.	961,130	1,380,571	8/18/11	(16,054)
Euro	Royal Bank of Scotland PLC	961,130	1,380,571	8/18/11	43,745
					27,691
Net unrealized loss on open forward foreign currency contracts					$(8,952)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

50	Legg Mason Western Asset High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	—	—	$291,579	$291,579
Futures contracts[3]	$188,726	—	—	188,726
Forward foreign currency contracts	—	$44,030	—	44,030
Total	$188,726	$44,030	$291,579	$524,335

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	—	—	$(2,002,495)	$(2,002,495)
Futures contracts[3]	$(493,483)			(493,483)
Forward foreign currency contracts	—	$(52,982)	—	(52,982)
Total	$(493,483)	$(52,982)	$(2,002,495)	$(2,548,960)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(822,908)	—	$(822,908)
Forward foreign currency contracts	—	$(283,349)	(283,349)
Total	$(822,908)	$(283,349)	$(1,106,257)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	—	—	$1,321,800	$1,321,800
Purchased options	—	—	(729,921)	(729,921)
Futures contracts	$53,359	—	—	53,359
Forward foreign currency contracts	—	$34,387	—	34,387
Total	$53,359	$34,387	$591,879	$679,625

Legg Mason Western Asset High Income Fund 2011 Annual Report	51

During the year ended July 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$158,038
Written options	665,807
Forward foreign currency contracts (to buy)	517,952
Forward foreign currency contracts (to sell)	3,166,401
Futures contracts (to buy)	5,367,365
Futures contracts (to sell)	19,454,338

5. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$667,512	$245,347
Class B	260,820	50,938
Class C	1,191,322	158,566
Class I	—	21,640
Total	$2,119,654	$476,491

6. Distributions to shareholders by class

	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Investment Income:
Class A	$21,166,306	$22,695,766
Class B	2,613,522	3,895,441
Class C	12,555,173	14,497,087
Class I	1,175,684	773,973
Total	$37,510,685	$41,862,267

7. Shares of beneficial interest

At July 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

52	Legg Mason Western Asset High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended July 31, 2011		Year Ended July 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	16,032,794	$98,027,144	17,082,516	$97,513,575
Shares issued on reinvestment	3,187,091	19,458,752	3,654,624	20,686,566
Shares repurchased	(23,414,497)	(142,089,508)	(15,095,636)	(86,045,888)
Net increase (decrease)	(4,194,612)	$(24,603,612)	5,641,504	$32,154,253

Class B
Shares sold	724,787	$4,515,611	385,087	$2,212,039
Shares issued on reinvestment	385,967	2,392,153	606,540	3,445,348
Shares repurchased	(3,775,388)	(23,611,687)	(3,144,386)	(17,838,116)
Net decrease	(2,664,634)	$(16,703,923)	(2,152,759)	$(12,180,729)

Class C
Shares sold	3,651,874	$22,345,371	3,841,794	$21,882,677
Shares issued on reinvestment	1,915,105	11,752,227	2,330,641	13,233,482
Shares repurchased	(6,317,121)	(38,940,699)	(7,194,626)	(40,692,148)
Net decrease	(750,142)	$(4,843,101)	(1,022,191)	$(5,575,989)
Class I
Shares sold	1,261,700	$7,742,803	920,066	$5,292,784
Shares issued on reinvestment	80,270	493,089	96,033	540,474
Shares repurchased	(653,958)	(4,034,315)	(384,406)	(2,187,160)
Net increase	688,012	$4,201,577	631,693	$3,646,098

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 8/31/2011	$0.039913	$0.040521	$0.038077	$0.041614

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$37,510,685	$41,862,267

As of July 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,046,708
Capital loss carryforward*	(134,746,772)
Other book/tax temporary differences(a)	(4,999,711)
Unrealized appreciation/(depreciation)(b)	10,378,364
Total accumulated earnings/(losses) — net	$(128,321,411)

*	As of July 31, 2011, the Fund had the following net capital loss carryforward remaining:

Legg Mason Western Asset High Income Fund 2011 Annual Report	53

Year of Expiration	Amount
7/31/2012	$(16,108,849)
7/31/2014	(29,939)
7/31/2016	(6,902,446)
7/31/2017	(29,983,749)
7/31/2018	(64,100,133)
7/31/2019	(17,621,656)
$(134,746,772)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf

54	Legg Mason Western Asset High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Sub-

Legg Mason Western Asset High Income Fund 2011 Annual Report	55

ject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and

56	Legg Mason Western Asset High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending July 31, 2012.

Legg Mason Western Asset High Income Fund 2011 Annual Report	57

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset High Income Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset High Income Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2011

58	Legg Mason Western Asset High Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset High Income Fund	59

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

60	Legg Mason Western Asset High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Legg Mason Western Asset High Income Fund	61

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 155 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

62	Legg Mason Western Asset High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers: cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset High Income Fund	63

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset

High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset High Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0429 9/11 SR11-1468

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2010 and July 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $212,400 in 2010 and $245,700 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $19,200 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011